We are advancing security and well-being every day. March 2007

This presentation contains various forward-looking statements as of the date hereof and the Company undertakes no obligation to update these statements regardless of new developments or otherwise. Statements in this presentation that are not historical are forward-looking statements. These risks and uncertainties, some of which are beyond the company's control, include the cyclical nature of the company's industrial and municipal markets, technological advances by competitors, the Company's ability to improve its operating performance, risks associated with the execution of planned plant closures, increased warranty and product liability expenses, risks associated with supplier and other partner alliances, changes in cost competitiveness including those resulting from foreign currency movements, disruptions in the supply of parts or components from sole source suppliers and subcontractors, retention of key employees and general changes in the competitive environment. March 2, 2007 Safe Harbor

About Federal Signal Key Statistics 5,500 employees $1.2 billion in revenue Trades on NYSE as FSS Key Competitive Advantages Product leadership Well developed distribution channels Disciplined, focused management team

2006 Segment Revenues $1.2 billion Customer Orders $1.2 billion Federal Signal Today Restoring the company's performance Introducing innovative new products and solutions Positioned in emerging security and well-being space Environmental Solutions 33% Fire Rescue 32% Tool 10% Safety & Security Systems 25% U.S. Municipal 39% U.S. Industrial/ Commercial 25% Non-U.S. 36%

Orders By Market Segment - 2006

Growth and Enabling Strategies

Focused on Customer's Urgent Needs Repositioning Underway Research indicates non- military security market growing at 8% per year worldwide Renaming some businesses to align with customer needs More sales will be into the public safety and security space Enhancing our customer- facing marketing efforts Expecting higher organic growth rates

What Does Federal Signal Do? Design and manufacture a suite of products and integrated solutions, including: Safety, security and critical communications systems Parking revenue management and security systems Arduous environment lighting systems Mining safety systems Fire rescue vehicles Aerial devices Street sweepers Industrial vacuum trucks Waterblasters Hydro-excavators and sewer cleaners Die and mold tooling

Leveraging Our Global Presence and Expertise Our worldwide capability in security is unmatched. Tsunami warning systems Pudang, Indonesia Parking systems Beijing, China Glycol recovery vehicles St. John's, Newfoundland Industrial security Qatar Bronto aerial devices Moscow, Russia Command and control vehicle Chicago, Ill.

Focused on These Key Markets Municipal Industrial Governmental Airport

Deploying Integrated Systems with Increased Functionality, Reliability and Interoperability Qatargas Fail-safe communications for government and industrial installations State of Washington Tsunami warning with satellite activation and management City of Chicago Mobile emergency operations with a custom fully integrated truck body and chassis

Federal Signal Smart Municipal Security Solutions Sense Analyze Command & Control Algorithms & Software Sensors CBNRE Magnetic Field Video/Thermal Climatic Algorithms & Software Prevent, Warn, Respond Recover, Maintain Traditional Federal Signal Products New Federal Signal Solutions

What Customers Are Asking For... Ability to communicate across jurisdictions Public safety networks Rapid access to more information High-quality video and intelligent applications Ability to leverage existing investments in radio technology

Federal Signal in Action We provide a flexible platform that enables customers to leverage your existing investments to enhance security and well-being. PREVENT (An incident) RESPOND (To An Incident) RECOVER (From An Incident) Level 1: ACTION TYPES Border Security Infrastructure Protection Emergency Preparedness and Response Level 2: FOCUS AREAS Intelligence Gathering and Analysis Law Enforcement & Counter- Terrorism All Hazard Warning Systems Building and Facility Security Systems GROUND TRANSPORT LAND BORDER AIR/SEA ENTRY POINTS Industrial Signaling Systems Interoperable Communications Systems Scenario and Incident Management Solutions Hydro-Excavating Solutions Mass Notification Systems Parking Revenue Management & Security Systems Police Vehicle Systems Tsunami and other Storm warning Systems Transportation Security Level 3: TOOLS & CAPABILITIES Command and Control vehicles Environmental Maintenance Systems Fire and Rescue Apparatus MAINTAIN (Safe Conditions) FS CODESPEAR - INDUSTRY PLATFORM FOR INTEROPERABLE COMMUNICATIONS WIRELESS BROADBAND NETWORKS - PUBLIC SAFETY, SECURITY, AND WELL BEING

A high speed broadband wireless system for first responders via the 4.9GHZ spectrum Video surveillance at malls, high- traffic areas, schools and other village locations Ubiquitous 4.9GHZ coverage in municipality Interoperable communications platform for first responders and others Can be upgraded for 2.4GHz Delivering Public Safety Broadband Wireless To Municipalities

Federal Signal Solution Advantages Productivity municipal employees can do more Network Speed real-time data Versatility view video in car and remotely Coverage more eyes and ears on the street via video and critical communications systems Analytics video analytics, nuclear, biological, gun shot, chemical and weather detection Safety and Security village becomes safer

Product Leadership Drives Our Business 100+ year history of product leadership #1 or #2 in most markets Mission-critical products Trusted brands - proven performance FS Codespear interoperable communications platforms FS Legend Lightbar FS E-ONE Typhoon FS Vactor HXX Vacuum Excavator

Safety and Security Systems Group







	Mobile Vehicular Systems	Industrial Communications, Safety and Security	Public Safety and Transportation Systems
Products	Lightbars, beacons, sirens and speakers	Beacons, horns, interoperable communications systems, mining and marine hazardous area lighting	Gates, ticket dispensers, cash registers, card readers, software, all-hazard warning systems, interoperable communications systems
Customers	Police and fire departments, ambulance services, DOTs, utilities, tow truck operators	Industrial plants, petrochemical plants, ship/rig builders, coal mines, municipalities, nuclear plants, military bases	Parking operators, airports, municipalities, shopping centers, universities, hospitals, hotels, nuclear plants, military bases
Channels	Police and truck equipment distributors, catalog houses, installers, OEMs, direct	Electrical wholesalers, catalog houses, OEMs, direct	Parking equipment distributors, direct
Competitors	Whelen, Code 3, Ecco	Edwards/GE, Gaitronics/Hubbell, Crouse-Hinds/Cooper, Whelen	Amano, Ascom, Scheidt & Bachman, SkiData, Whelen, MadahCom

FEDERAL SIGNAL | Advancing security and well-being.

Safety and Security Systems Group Overview/Outlook Orders rose 18% in 2006 Robust demand for police products and electrical products for arduous environments Customers seeking integrated systems for mission-critical situations Integration of Codespear Increasing R&D investment Sales ($M) Operating Margin (%) Sales vs. Operating Margin 1st Qtr 2004 247 13.5 2005 277 16.3 2006 305 13.5 $ % * 13.9% excluding gain on product-line sale

Fire Rescue Group









	Rescue and Homeland Security	Pumper and Tanker	ARFF Apparatus	Aerial Fire Apparatus
Products	Custom and commercial rescues for command/ operation centers, bomb trucks, HazMat	Custom and commercial pumpers and tankers for municipal and industrial markets	Apparatus designed for rapid attack and intervention for aircraft or airfield events	Aerial waterway, ladders, traditional and articulated devices
Customers	Cities, Counties, States, Federal Government	Cities, Counties, States, Refineries	Airports and Military Airbases	Cities, Counties, States, Refineries
Channels	Dealer Network	Dealer Network and Direct Sales	Direct Sales	Dealer Network
Competitors	Pierce / LDV, SVI, ALF	Pierce, Rosenbauer, ALF	Oshkosh, Rosenbauer	ALF, Pierce, KME Rosenbauer

FEDERAL SIGNAL | Advancing security and well-being.

Fire Rescue Group Overview/Outlook Robust demand for Brontos Enhanced Ez-ONE unveiled Improved gross margins 4Q06 margins at 3.5% Sales vs. Operating Margin Sales ($M) Operating Margin (%) 1st Qtr 2004 361 1.8 2005 371 0.6 2006 385 1.8 $ %

FRG: Continuous Improvement Update Revenue up 4% year-over-year Build quality levels improving and lead times reduced Reducing dealer floor-planned inventory Improving margins driven by operational improvements Strengthening, enabling and expanding distribution Ez-ONE sales configurator fully operational and sales team trained Showing customers four innovative new products at FDIC

Environmental Solutions Group






	Sweepers	Vacuum Trucks — Municipal	Vacuum Trucks — Industrial	Water Blasters
Products	Street, parking lot and industrial sweepers	Sewer and catch basin cleaners, glycol recovery vehicles, hydro excavating vehicles	Vacuum loaders that clean up industrial waste or recover and recycle valuable raw materials	Water blasters that clean and prepare industrial surfaces
Customers	Contractors, cities, counties, states, airports	Contractors, cities, counties, states, airports	Industrial contractors, plants and rental houses	Industrial contractors, plants and rental houses
Channels	Dealers, direct	Dealers	Direct	Direct, distributors
Competitors	Schwarze, Tymco, Allianz	VacCon, Super Products, Clean Earth, Aquatech	Super Products, GapVax, VacCon, Clean Earth	NLB, Gardner Denver, Woma, Hammelman

FEDERAL SIGNAL | *Advancing security and well-being.*

Environmental Solutions Group Overview/outlook: Orders rose 21% in 2006 Strong growth in vacuum trucks and street sweepers Introducing innovative new products Increased demand from industrial and rental fleets Sales ($M) Operating Margin (%) Sales vs. Operating Margin 1st Qtr 2004 295 8.6 2005 348 8.3 2006 399 9.3 $ %

Tool Group Die & Mold Tooling Products Punches, pins, components, retainers, matrices, mold bases Customers Automotive OEMs, injection molders, diecasters Channels Industrial distributors, direct Competitors OME, Progressive, Misumi, Husky, Anchor Danly

Tool Group Overview/outlook: Cutting tool businesses divested Increased international volume 4Q06 margins at 8.7% Operating Margin (%) Sales vs. Operating Margin 1st Qtr 2004 122 8.1 2005 124 9.1 2006 123 6.7 $ %

Strong brands and diverse markets Improving margins Vision focused on the growing mission-critical security and well-being space Investment Appeal

2007 Outlook

Long-Term Targets 15% ROIC Triple revenue Strong balance sheet 10% operating margin Commensurate share price

Vision Federal Signal ... the leader in advancing security and well-being for communities and workplaces around the world.